                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
                   DIVIDEND REINVESTMENT PLAN      30



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VQC
------------------------------


-----------------------------------------------------------------------
Six-month total return(1)                                     3.84%
-----------------------------------------------------------------------
One-year total return(1)                                     15.32%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      7.72%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       8.22%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.66%
-----------------------------------------------------------------------
Commencement date                                           9/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.32%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.35%
-----------------------------------------------------------------------
Preferred share rate(4)                                      1.350%
-----------------------------------------------------------------------
Net asset value                                              $16.78
-----------------------------------------------------------------------
Closing common share market price                            $16.32
-----------------------------------------------------------------------
Six-month high common share market price (03/01/02)          $17.10
-----------------------------------------------------------------------
Six-month low common share market price (03/27/02)           $15.38
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 44.3% combined federal and state income tax rate effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  51.6%   [PIE CHART]
- AA/Aa..............  13.2%
- A/A................   9.3%
- BBB/Baa............  11.8%
- Non-Rated..........  14.1%
As of October 31, 2001
- AAA/Aaa............  52.1%   [PIE CHART]
- AA/Aa..............  15.4%
- A/A................   7.2%
- BBB/Baa............  10.8%
- Non-Rated..........  14.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0830                             0.0000
12/01                                                                      0.0830                             0.1892
1/02                                                                       0.0860                             0.0000
2/02                                                                       0.0860                             0.0000
3/02                                                                       0.0860                             0.0000
4/02                                                                       0.0860                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            20.70                              20.20
Tax District                                                               14.20                              14.30
Public Building                                                            11.40                               9.10
Water & Sewer                                                              10.50                               9.20
Retail Electric/Gas/Telephone                                               8.90                               7.90

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      15.0000                            14.5000
                                                                          15.4500                            14.7500
                                                                          15.7200                            15.0000
                                                                          15.6400                            14.7500
                                                                          16.7800                            16.2500
                                                                          17.0700                            16.3750
                                                                          17.7000                            17.3750
12/93                                                                     17.4200                            16.7500
                                                                          15.6700                            15.1250
                                                                          15.4300                            15.2500
                                                                          15.2100                            14.8750
12/94                                                                     14.3500                            12.7500
                                                                          15.6900                            14.7500
                                                                          15.9400                            15.0000
                                                                          16.1700                            15.2500
12/95                                                                     16.8700                            15.3750
                                                                          16.1600                            15.8750
                                                                          16.1000                            15.2500
                                                                          16.5100                            15.8750
12/96                                                                     16.6700                            16.6250
                                                                          16.4200                            15.1250
                                                                          16.8600                            16.7500
                                                                          17.2600                            16.8125
12/97                                                                     17.6000                            17.0625
                                                                          17.5600                            17.5000
                                                                          17.6000                            17.3125
                                                                          18.0700                            18.1875
12/98                                                                     17.6200                            18.4375
                                                                          17.5000                            17.6875
                                                                          16.7300                            16.6250
                                                                          16.2500                            16.5625
12/99                                                                     15.5800                            13.4375
                                                                          15.9900                            15.0000
                                                                          16.0500                            15.2500
                                                                          16.4900                            15.5625
12/00                                                                     17.0300                            14.8750
                                                                          17.0300                            15.1000
                                                                          16.7700                            15.3000
                                                                          17.4100                            16.1600
12/01                                                                     16.6800                            16.0000
                                                                          16.4400                            15.5000
4/02                                                                      16.7800                            16.3200

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDING APRIL 30, 2002. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns. The California market was particularly volatile. The state's economic troubles, coupled with fears of the impact of a looming power crisis, led the major ratings agencies to downgrade the state's debt in the fourth quarter. As you might expect, this had a serious impact on the market for California municipals. By the end of the period, however, investor sentiment appeared to become less negative, and the market for the state's debt seemed poised to stabilize.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0860 per share translated to a distribution rate of 6.32 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.35 percent on a taxable investment (for an investor in the 44.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 3.84 percent based on common share market price. This reflects a decrease in common share market price from $16.40 per share on October 31, 2001 to $16.32 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 0.42 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we then sold the securities and rotated into others that we believed offered better total return potential.

    The trust also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere.

    We reinvested the proceeds from these calls across a spectrum of sectors. The trust entered the period well diversified, and it was our goal to keep it that way. As a result, we made only modest sector adjustments. The sector that saw the largest increase was public building. This sector was among the largest in terms of issuance over the period, and we were able to take advantage of several well-priced issues there. Even with these purchases, however, the sector's relative weight in the portfolio only increased by 2.3 percent.

    While we kept the sector allocations fairly stable, we did slightly adjust the portfolio's interest-rate profile. Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we also sought to take advantage of issuance of bonds with premium coupons that are priced to their call date. These credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

    The California market should see substantial supply in the months ahead. The state is anticipated to bring an $11 billion water resources issue, the largest municipal bond offering in the history of the market. This would help make the state the largest issuer in the nation for the year. Fortunately, we anticipate that the state's relatively high income tax rates should keep demand for the bonds strong.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  143.5%
          CALIFORNIA  140.2%
$1,390    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Cent (AMBAC Insd)........  5.875%   12/01/19   $  1,501,534
   500    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Cent (AMBAC Insd)........  6.000    12/01/29        545,070
 1,000    Abag Fin Auth For Nonprofit Corp CA
          Multi-Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)............................  6.400    08/15/30      1,081,970
 1,000    Bakersfield, CA Ctf Partn Convention Cent
          Expansion Proj (MBIA Insd)..................  5.875    04/01/22      1,055,070
 3,600    Benicia, CA Uni Sch Dist Cap Apprec Ser B
          (MBIA Insd).................................   *       08/01/25        989,712
 1,000    Benicia, CA Uni Sch Dist Ser B (MBIA
          Insd).......................................   *       08/01/18        429,170
 1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
          Alloc Ser A Rfdg............................  7.500    05/01/23      1,730,702
 1,055    Borrego, CA Wtr Dist Ctf Partn Wtr Sys
          Acquisition.................................  7.000    04/01/27      1,111,822
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Proj Ser B.............................  6.125    04/01/13      1,071,640
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Ser B..................................  6.625    06/01/20      1,068,360
 1,670    California Edl Fac Auth Rev Student Ln CA Ln
          Pgm Ser A (MBIA Insd).......................  6.000    03/01/16      1,792,127
 2,500    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Cent Ser A........................  6.125    12/01/19      2,659,275
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd).......................   *       08/01/24        263,300
   535    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd).................................  6.100    02/01/28        554,372

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$  755    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)................................  6.100%   08/01/29   $    783,547
 3,000    California Hsg Fin Agy Rev Multi-Unit Rental
          Hsg Ser C II................................  6.850    08/01/15      3,066,750
 8,190    California Hsg Fin Agy Rev Multi-Unit Rental
          Hsg Ser C II................................  6.875    08/01/24      8,310,393
 6,200    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd)........  6.000    07/01/27      6,304,160
 1,360    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Pgm Ser B (GNMA
          Collateralized).............................  6.250    12/01/31      1,445,653
   470    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................  7.800    02/01/28        534,409
 1,060    California Spl Dists Assn Fin Corp Ctf Partn
          Spl Dists Fin Pgm Ser KK (FSA Insd).........  5.800    11/01/29      1,122,625
 1,275    California St (FGIC Insd)...................  4.750    04/01/20      1,223,656
 1,000    California St (FGIC Insd)...................  4.750    12/01/28        928,060
 2,655    California St Cpn Muni Rcpts................   *       03/01/08      2,078,706
 2,655    California St Cpn Muni Rcpts................   *       09/01/09      1,920,733
 9,600    California St Prin Muni Rcpts...............   *       09/01/09      6,945,024
 1,000    California St Pub Wks Brd Lease Rev Dept
          Hlth Svcs Ser A (MBIA Insd).................  5.750    11/01/24      1,058,820
 2,340    California St Rfdg (FGIC Insd)..............  5.000    02/01/23      2,299,775
 1,500    California St Univ Fresno Assn Inc Rev Sr
          Aux Organization Event Ctr..................  6.000    07/01/26      1,501,770
 1,000    California St Vet (AMBAC Insd)..............  6.200    02/01/16      1,003,220
 2,000    California St Vet Ser BH (FSA Insd).........  5.400    12/01/16      2,038,260
 1,500    California St Vet Ser BJ....................  5.700    12/01/32      1,506,945
 2,000    California Statewide Cmntys Dev Auth Ctf
          Partn (a)...................................  7.250    11/01/29      2,045,400
 2,000    Campbell, CA Redev Agy Tax Alloc Ctr
          Campbell Redev Proj Ser A...................  6.550    10/01/32      2,107,260
 1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC
          Insd).......................................   *       08/01/24        462,630

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC
          Insd).......................................   *       08/01/25   $    458,514
   390    Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1........................................  7.375%   09/02/22        403,603
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)....................   *       08/01/27        260,975
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)....................   *       08/01/28        245,904
 2,510    Chula Vista, CA Redev Agy Tax Alloc Sr
          Bayfront Ser D Rfdg.........................  8.625    09/01/24      2,995,886
 1,000    Coachella, CA Redev Agy Tax Alloc Proj Area
          No 3 Rfdg...................................  5.875    12/01/28        993,290
 1,000    Colton, CA Redev Agy Tax Alloc Mt Vernon
          Corridor Redev..............................  6.300    09/01/36      1,035,920
   370    Contra Costa Cnty, CA Pub Fin Auth Tax Alloc
          Rev Ser A...................................  7.100    08/01/22        378,532
   620    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A............................  6.500    09/01/15        658,682
 1,000    Duarte, CA Redev Agy Tax Alloc Davis
          Addition Proj Area Rfdg.....................  6.700    09/01/14      1,071,110
 1,000    East Bay, CA Muni Util Dist Spl Dist No 1
          Ser E (FGIC Insd)...........................  5.000    04/01/15      1,004,190
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd).................................  5.000    06/01/21        995,700
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd).................................  4.750    06/01/28        931,380
 2,445    East Bay, CA Muni Util Dist Wtr Sys Rev
          Sub.........................................  5.250    06/01/19      2,502,286
 1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist
          Refin.......................................  5.900    09/02/21      1,225,868
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd)......  5.375    08/15/29      1,015,280
   805    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)...................................  7.875    02/01/15        833,594

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...........................  5.250%   12/01/19   $  1,022,860
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/26      3,490,800
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/30        716,240
 2,500    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (d).................... 0/5.875   01/15/27      1,579,200
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (d)............................... 0/7.050   01/01/10      2,054,080
 1,000    Glendale, CA Uni Sch Dist Ser C (FSA
          Insd).......................................  5.500    09/01/19      1,047,210
 2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev
          Rfdg........................................  5.500    10/01/19      1,864,120
 1,500    Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj.................  7.000    08/01/24      1,534,155
 1,000    Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.....................  6.200    10/01/25      1,026,870
 1,435    Irvine, CA Pub Fac & Infrastructure Auth
          Assmt Rev Ser B (AMBAC Insd)................  5.000    09/02/22      1,412,399
 2,220    Lodi, CA Ctf Partn Pub Impt Fin Proj (MBIA
          Insd).......................................  5.000    10/01/31      2,151,757
 3,555    Long Beach, CA Hbr Rev Ser A (FGIC Insd)....  5.250    05/15/18      3,617,390
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop A First Tier Sr Ser B (FSA Insd)...  4.750    07/01/24        940,500
 2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
          Insd).......................................  5.000    07/01/23      1,967,780
12,000    Los Angeles Cnty, CA Pension Oblig Ctf Ltd
          Muni Oblig Ser A (MBIA Insd)................  6.900    06/30/08     14,205,240
 1,200    Los Angeles Cnty, CA Sch Regionalized
          Business Serv Ctf Partn Cap Apprec Pooled
          Fin Ser A (AMBAC Insd)......................   *       08/01/26        306,540

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Los Angeles, CA Cmnty College Dist Ctf Part
          City College Satellite Ser A (MBIA Insd)....  5.000%   08/01/26   $    978,600
 1,900    Los Angeles, CA Ctf Part....................  5.700    02/01/18      1,918,639
 1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del
          Rio W L. A. (AMBAC Insd)....................  6.000    11/01/19      1,104,020
 1,468    Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized).............................  5.700    12/01/27      1,504,422
 1,395    Los Angeles, CA Single Family Home Mtg Rev
          Pgm Ser A (GNMA Collateralized).............  6.875    06/01/25      1,413,526
 1,375    Los Angeles, CA Wtr & Pwr Rev Sys Ser A
          (MBIA Insd).................................  5.375    07/01/14      1,481,081
 1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A
          (MBIA Insd).................................  5.375    07/01/18      1,046,330
 1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac
          Corp (MBIA Insd)............................  5.250    06/01/30      1,001,120
 2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg..................................  4.750    07/01/22      1,891,820
 3,720    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd).......................   *       08/01/27        811,518
 2,710    Modesto, CA Irr Dist Ctf Part Cap Impts Ser
          A (FSA Insd)................................  5.250    07/01/17      2,836,367
 1,110    Mountain View Los Altos, CA Uni High Sch
          Dist Cap Apprec Ser D (FSA Insd)............   *       08/01/24        322,166
 1,000    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd).......................................   *       09/01/17        450,680
 2,000    Needles, CA Pub Util Auth Util Sys
          Acquisition Proj Ser A......................  6.500    02/01/22      2,013,300
 1,460    Newport Beach, CA Spl Tax Spl Impt Dist No
          95-1 Ser A (Prerefunded @ 09/01/05).........  6.750    09/01/20      1,649,347
 2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
          Part Energy Retrofit Proj, 144A-Private
          Placement (Prerefunded @ 11/15/06) (b)......  6.750    11/15/14      2,366,160

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
          Part Om-Energy Retrofit Proj, 144A-Private
          Placement (Prerefunded @ 11/15/05) (b)......  7.000%   11/15/11   $  1,166,560
 2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd).......................................  5.750    06/01/15      2,151,440
 1,500    Pasadena, CA Spl Tax Cmnty Fac Dist No 1
          Civic Ctr West (Escrowed to Maturity).......   *       12/01/07      1,222,695
 1,375    Pittsburg, CA Redev Agy Tax Alloc Los
          Medanos Cmnty Dev Proj (AMBAC Insd).........   *       08/01/26        351,409
 1,100    Pomona, CA Redev Agy Tax Alloc Downtown No 2
          Redev Proj Ser U Rfdg (Prerefunded @
          04/01/03)...................................  5.750    04/01/19      1,160,489
 1,000    Port of Oakland, CA Spl Fac Rev Mitsui
          O.S.K. Line Ltd Ser A (LOC: Industrial Bank
          of Japan)...................................  6.800    01/01/19      1,009,770
 2,540    Rancho Mirage, CA Redev Agy Tax Alloc Redev
          Plan 1984 Proj Ser A-E (MBIA Insd)..........  5.250    04/01/33      2,540,864
 1,145    Redding, CA Redev Agy Tax Alloc Market
          Street Redev Proj Ser A.....................  6.700    09/01/23      1,191,224
 2,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)......................  4.750    08/01/21      1,913,460
 1,000    Redondo Beach, CA Pub Fin Auth Rev South Bay
          Ctr Redev Proj..............................  7.000    07/01/16      1,075,520
 2,000    Richmond, CA Rev YMCA East Bay Proj Rfdg....  7.250    06/01/17      2,041,000
 1,000    Sacramento Cnty, CA Ctf Part Pub Fac Proj
          Rfdg (AMBAC Insd)...........................  4.750    10/01/27        930,230
 2,000    Sacramento Cnty, CA San Dist Fin Auth Rev
          Rfdg........................................  5.500    12/01/17      2,174,140
 1,900    Sacramento Cnty, CA San Dist Fin Auth Rev
          Ser A.......................................  5.875    12/01/27      2,093,572

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,500    Sacramento, CA City Fin Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd).................  4.750%   05/01/23   $  1,413,435
 2,500    San Bernardino, CA Redev Agy Tax Alloc San
          Sevaine Redev Proj Ser A....................  7.000    09/01/24      2,625,375
 6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf
          Partn Ser B (Inverse Fltg) (Prerefunded @
          04/27/06) (MBIA Insd) (c)................... 10.920    04/08/21      7,829,520
 1,820    San Diego, CA Convention Ctr Expansion Fin
          Auth Lease Rev Ser A (AMBAC Insd)...........  4.750    04/01/28      1,695,494
 2,650    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd)......................  6.400    09/01/18      2,729,553
 5,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (AMBAC Insd).....................  6.100    09/01/19      5,146,000
 1,000    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A..................................  6.400    09/01/25      1,052,250
 1,000    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Second Ser Issue 12-A (FGIC
          Insd).......................................  5.800    05/01/21      1,029,140
 1,000    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Second Ser 27-A Rfdg (MBIA
          Insd).......................................  5.250    05/01/26        996,620
 4,000    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Second Ser 27-A Rfdg (MBIA
          Insd).......................................  5.250    05/01/31      3,955,920
 3,520    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone....................   *       07/01/09      2,594,627
 4,250    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone....................   *       07/01/12      2,627,520
 2,130    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone....................   *       07/01/14      1,154,716
   800    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone (FSA Insd).........  6.750    07/01/15        884,232
 5,000    San Jose, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser F Rfdg (MBIA Insd).............  5.000    09/01/17      5,110,100
 1,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (Escrowed to Maturity) (GEMIC
          Insd).......................................   *       04/01/16        489,070

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    San Leandro, CA Ctf Partn Lib & Fire
          Stations Fin (AMBAC Insd)...................  5.750%   11/01/29   $  2,121,060
 1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt
          Proj Area 3 Ser A...........................  6.750    10/01/30      1,046,370
 1,575    San Marcos, CA Redev Agy Tax Alloc..........  6.000    08/01/29      1,585,379
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd)..............  4.750    07/15/23        945,590
 1,000    Santa Ana, CA Multi-Family Hsg Rev Villa Del
          Sol Apts Ser B (FNMA Collateralized)........  5.650    11/01/21      1,021,860
 2,000    Santa Clarita, CA Cmnty Fac Dist Spl Tax No
          92-1 Ser A..................................  7.450    11/15/10      2,063,200
 1,255    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg...............................  6.000    09/01/12      1,331,555
 5,000    Southern CA Pub Pwr Auth Pwr Proj Rev Multi-
          Projs.......................................  6.750    07/01/12      6,025,350
 1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
          Mello Roos-Weston Ranch Ser A...............  5.800    09/01/14      1,044,180
 1,000    Stockton, CA South Stockton Cmnty Facs Dist
          Spl Tax No 90-1 Rfdg........................  6.400    09/01/15      1,038,650
 1,000    University of CA Rev Resh Fac Ser E (AMBAC
          Insd).......................................  5.000    09/01/19      1,004,750
 2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth I
          (FSA Insd)..................................  5.250    08/15/15      2,091,600
 1,000    Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A...........................  5.875    02/01/28        967,080
                                                                            ------------
                                                                             227,921,440
                                                                            ------------
          PUERTO RICO  1.3%
 2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II
          (FSA Insd)..................................  5.375    07/01/17      2,111,680
                                                                            ------------

          U. S. VIRGIN ISLANDS  2.0%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A...........................  6.375    10/01/19      1,078,640
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A...........................  6.500    10/01/24      1,078,910
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A (ACA Insd)................  6.125    10/01/29      1,050,290
                                                                            ------------
                                                                               3,207,840
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

                                                                                   MARKET
DESCRIPTION                                                                        VALUE
TOTAL INVESTMENTS  143.5%
  (Cost $216,578,437)........................................................   $233,240,960
OTHER ASSETS IN EXCESS OF LIABILITIES  2.7%..................................      4,315,768
PREFERRED SHARES  (46.2%)....................................................    (75,038,835)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $162,517,893
                                                                                ============

 * Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $216,578,437).......................  $233,240,960
Cash........................................................     1,369,561
Interest Receivable.........................................     3,315,281
Other.......................................................         6,208
                                                              ------------
    Total Assets............................................   237,932,010
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       116,315
  Administrative Fee........................................        38,772
  Affiliates................................................        12,608
Trustees' Deferred Compensation and Retirement Plans........       152,364
Accrued Expenses............................................        55,223
                                                              ------------
    Total Liabilities.......................................       375,282
Preferred Shares............................................    75,038,835
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $162,517,893
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($162,517,893 divided by
  9,682,997 shares outstanding).............................  $      16.78
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................        96,830
Paid in Surplus.............................................   143,433,980
Net Unrealized Appreciation.................................    16,662,523
Accumulated Undistributed Net Investment Income.............     1,606,759
Accumulated Net Realized Gain...............................       717,801
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $162,517,893
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ============
NET ASSET INCLUDING PREFERRED SHARES........................  $237,517,893
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,913,040
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      710,549
Administrative Fee..........................................      236,850
Preferred Share Maintenance.................................       98,927
Trustees' Fees and Related Expenses.........................       21,378
Legal.......................................................       18,020
Custody.....................................................        5,798
Other.......................................................       81,289
                                                              -----------
    Total Expenses..........................................    1,172,811
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,740,229
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   718,335
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   23,240,466
  End of the Period.........................................   16,662,523
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,577,943)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,859,608)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (705,350)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (824,729)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  5,740,229        $ 11,535,035
Net Realized Gain..................................        718,335           2,269,874
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (6,577,943)          8,130,667
Distributions to Preferred Shareholders:
  Net Investment Income............................       (273,216)         (2,233,848)
  Net Realized Gains...............................       (432,134)           (322,420)
                                                      ------------        ------------
Change in Net Assets from Operations...............       (824,729)         19,379,308

Distributions to Common Shareholders:
  Net Investment Income............................     (4,938,034)         (8,772,392)
  Net Realized Gains...............................     (1,832,023)         (1,023,493)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (7,594,786)          9,583,423
NET ASSETS:
Beginning of the Period............................    170,112,679         160,529,256
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,606,759
  and $964,091, respectively)......................   $162,517,893        $170,112,679
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX MONTHS
                                                 ENDED         YEAR ENDED OCTOBER 31,
                                               APRIL 30,    ----------------------------
                                                2002 (a)     2001      2000       1999
                                               -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (b).........................................  $ 17.57     $ 16.58   $ 15.78   $  17.93
                                                -------     -------   -------   --------
  Net Investment Income.......................      .59        1.19      1.20       1.20
  Net Realized and Unrealized Gain/Loss.......     (.61)       1.08       .82      (1.90)
  Common Share Equivalent of Distributions
  Paid to Preferred Shareholders:
    Net Investment Income.....................     (.03)       (.23)     (.28)      (.21)
    Net Realized Gain.........................     (.04)       (.03)      -0-       (.05)
                                                -------     -------   -------   --------
Total from Investment Operations..............     (.09)       2.01      1.74       (.96)
Less Distributions Paid to Common
  Shareholders:
    Net Investment Income.....................      .51         .91       .94        .99
    Net Realized Gain.........................      .19         .11       -0-        .20
                                                -------     -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD............  $ 16.78     $ 17.57   $ 16.58   $  15.78
                                                =======     =======   =======   ========
Common Share Market Price at End of the
  Period......................................  $ 16.32     $ 16.40   $ 15.00   $  15.25
Total Return (c)..............................    3.84%*     16.59%     4.70%    -11.34%
Net Assets at End of the Period (In
  millions)...................................  $ 162.5     $ 170.1   $ 160.5   $  152.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (d).............    1.44%       1.52%     1.62%      1.56%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......    7.07%       7.01%     7.66%      7.02%
Portfolio Turnover............................       6%*        15%       20%        24%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (d)..............     .99%       1.04%     1.09%      1.07%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (e)......    6.73%       5.65%     5.85%      5.78%
SENIOR SECURITIES:
Total Preferred Shares Outstanding............    3,000       3,000     3,000      3,000
Asset Coverage Per Preferred Share (f)........  $79,186     $81,704   $78,510   $ 75,918
Involuntary Liquidating Preference Per
  Preferred Share.............................  $25,000     $25,000   $25,000   $ 25,000
Average Market Value Per Preferred Share......  $25,000     $25,000   $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .04%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.20 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                    SEPTEMBER 27, 1991
    TWO MONTHS                                                                       (COMMENCEMENT OF
       ENDED                                                                            INVESTMENT
    OCTOBER 31,   ---------------------------------------------------------------     OPERATIONS) TO
       1998         1998       1997       1996       1995       1994       1993      AUGUST 31, 1992
------------------------------------------------------------------------------------------------------
     $  17.85     $  17.08   $  16.28   $  16.13   $  15.70   $  17.45   $  15.82        $  14.81
     --------     --------   --------   --------   --------   --------   --------        --------
          .20         1.23       1.26       1.26       1.27       1.28       1.30            1.04
          .09          .85        .90        .23        .52      (1.69)      1.66             .87
         (.04)        (.24)      (.25)      (.29)      (.31)      (.23)      (.21)           (.20)
          -0-         (.02)      (.02)       -0-        -0-       (.01)      (.03)            -0-
     --------     --------   --------   --------   --------   --------   --------        --------
          .25         1.82       1.89       1.20       1.48       (.65)      2.72            1.71
          .17          .99       1.02       1.05       1.05       1.05        .98             .70
          -0-          .06        .07        -0-        -0-        .05        .11             -0-
     --------     --------   --------   --------   --------   --------   --------        --------
     $  17.93     $  17.85   $  17.08   $  16.28   $  16.13   $  15.70   $  17.45        $  15.82
     ========     ========   ========   ========   ========   ========   ========        ========
     $18.4375     $ 17.875   $16.8125   $ 16.125   $  15.00   $  15.50   $  16.75        $ 15.125
        4.09%*      12.96%     11.45%     14.89%      3.95%     -0.90%     18.66%           5.69%*
     $  172.9     $  172.0   $  164.4   $  156.7   $  155.2   $  151.1   $  168.0        $  152.2
        1.58%        1.59%      1.61%      1.64%      1.66%      1.62%      1.58%           1.55%
        6.75%        7.02%      7.56%      7.70%      8.24%      7.76%      7.96%           7.49%
           2%*         21%        17%        10%        16%         7%        26%             93%*
        1.10%        1.10%      1.10%      1.11%      1.10%      1.10%      1.07%           1.09%
        5.40%        5.63%      6.05%      5.95%      6.22%      6.34%      6.70%           6.09%
        1,500        1,500      1,500      1,500      1,500      1,500      1,500           1,500
     $165,283     $164,687   $159,598   $154,463   $153,465   $150,717   $161,977        $151,471
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $113,689 increase in cost of securities and a corresponding $113,689 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $29,404; increase net unrealized depreciation by $17,354 and decrease net realized gains by $12,050. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $216,447,394
                                                              ============
Gross tax unrealized appreciation...........................  $ 17,243,553
Gross tax unrealized depreciation...........................       449,987
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 16,793,566
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

addition, distributions to APS shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $9,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $19,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2002, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,981,108 and $15,885,907, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2002 was 1.350% and for the six months then ended rates ranged from 1.350% to 2.786%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VQC SAR 6/02                                                   Member NASD/SIPC.
                                                                 6167F02-AS-6/02